SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                --------------

                                   Form 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): April 28, 1998


                           3D SYSTEMS CORPORATION
                (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-22250               95-4431352
 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)           File Number)       Identification No.)


                               26081 Avenue Hall
                              Valencia, CA 91355
                   (Address of Principal Executive Offices)

                                (805) 295-5000
                       (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

  Reference is made to the press release of Registrant, issued on May 26, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release, which references the Patent License Agreement (the "Agreement") dated
April 28, 1998 between Registrant and Sony Corporation, is attached to this Form 8-K as Exhibit 99.1. A copy of the Agreement is attached to this Form 8-K as Exhibit 10.1.

SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 5, 1998                    3D SYSTEMS CORPORATION



                           By:        /S/ A. Sidney Alpert
                               -------------------------------
                                A. Sidney Alpert
                                Vice President, General Counsel

                               EXHIBIT INDEX

EXHIBITS                                                      PAGE NUMBER
--------                                                      -----------

10.1 Patent License Agreement dated April 28, 1998 between Registrant and Sony Corporation (PORTIONS
          OF THIS EXHIBIT 10.1 HAVE BEEN OMITTED AND FILED
          SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
          TREATMENT)

99.1      Press Release dated May 26, 1998